Exhibit 99.1

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that statements on Schedules 13G and 13D and Forms 3, 4 and 5 with respect to the shares of common stock of ZIOPHARM Oncology, Inc. and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: As of May 10, 2006                        PROQUEST ASSOCIATES III LLC

                                                 /S/ PASQUALE DEANGELIS
                                                 ----------------------------
                                                 Pasquale DeAngelis, a member


                                                 PROQUEST INVESTMENTS III, L.P.

                                                 BY: PROQUEST ASSOCIATES III LLC

                                                 /S/ PASQUALE DEANGELIS
                                                 ----------------------------
                                                 Pasquale DeAngelis, a member


                                                                *
                                                 ------------------------------
                                                 Jay Moorin


                                                                *
                                                 ------------------------------
                                                 Alain Schreiber



*By:        /S/ PASQUALE DEANGELIS
            ------------------------------------
            Pasquale DeAngelis, Attorney-in-Fact
            Power of Attorney filed as an exhibit hereto